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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 5, 2001

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                             PICTURETEL CORPORATION
               (Exact name of Registrant as specified in charter)



           DELAWARE                        I-9434                04-2835972
(State or other jurisdiction of       (Commission File        (I.R.S. employer
         incorporation)                    Number)           identification No.)

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                      100 Minuteman Rd., Andover, MA, 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 292-5000
                Registrant's Telephone number including area code


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ITEM 5.  OTHER EVENTS.

         See press release attached hereto as Exhibit 99.1.



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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)   EXHIBITS

         Exhibit Number             Title
         --------------             -----

             99.1                   Press release dated October 5, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PICTURETEL CORPORATION


                                        /s/ Dalton Edgecomb
                                        ---------------------------------
                                        Dalton Edgecomb
                                        Chief Financial Officer


Date: October 5, 2001



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